Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-150927) of Assurant, Inc. of our report dated June 26, 2008, relating to the financial statements of Assurant 401(k) Plan B, which appears in this Form 11-K.

  /s/ PricewaterhouseCoopers LLP

  New York, NY

  June 26, 2008

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